Exhibit 10.2

Amended and Restated Schedules to Amended and Restated Credit Agreement
as of October 23, 2009

Schedule 1.1.1
Permitted Existing Indebtedness

A.	The following indebtedness was incurred with the issuance of convertible debt and is reported on the September 30, 2009 balance sheet at $40,000,000.

Convertible senior subordinated notes paying 7% due February 15, 2025 totalling $40,000,000 initially issued to eight investment funds.

C.	The following indebtedness of Subsidiaries to Borrower, eliminated in consolidation:

	1.	Note from Highway Information Systems, Inc. to Borrower of $2,800,000.

	2.	Note from Nu-Metrics, Inc. to Borrower of $12,000,000.

	3.	Note from Quixote Beijing Co., Ltd to Borrower of $300,000.

D.	The intercompany liabilities existing as of September 30, 2009 as follows:

		Energy Absorption Systems AL	$14,709,802
		Quixote International Enterprises, LLC	$ 2,400,000
		Quixote Beijing Co., Ltd	$ 437,360
		Surface Systems, Inc.	$ 5,293,112

E.	Permitted Existing Contingent Obligations.

F.	Obligations secured by Permitted Existing Liens.

Schedule 1.1.2
Permitted Existing Investments

A.	Investments in Subsidiaries by Borrower and Subsidiaries as evidenced by the ownership of equity as described in Schedule 6.8

B.	Investments in Subsidiaries as follows (all of which are eliminated in consolidation):

	1.	Borrower has the following other Investments in Subsidiaries:
$77,196,826 in Quixote Transportation Safety, Inc.

	2.	Quixote Transportation Safety, Inc. has the following other Investments in Subsidiaries:
$1,766,870 in TranSafe Corporation
$1,038,187 in Energy Absorption Systems, Inc.
$11,476,233 in Surface Systems, Inc.

	3.	Energy Absorption Systems, Inc. has the following other Investments in Subsidiaries:
$1,000 in Energy Absorption Systems (AL) LLC.

	3.	Transafe Corporation has the following other Investments in Subsidiaries:
$1,000 in Highway Information Systems, Inc.
$1,878,377 in Nu-Metrics, Inc.

	4.	Quixote International has the following other Investment in one subsidiary:
$2,100,000 in Quixote Beijing Co, Ltd.

C.	Various investments in non-interest bearing bank accounts or money market accounts included in Cash on the balance sheet.

Schedule 1.1.3

Permitted Existing Liens

A.	See attached lien summaries for Borrower and Subsidiaries.

Schedule 1.1.3

Permitted Existing Liens

Debtor/Company	Secured Party/Creditor	Filing Office	File No.	File Date	Collateral
Quixote Corporation, Transafe Corporation, Peek Traffic Corporation, U.S. Traffic Corporation, Energy Absorption Systems, Inc. Quixote Transportation Safety, Inc., Energy Absorption Systems (AL) LLC, Highway Information Systems, Inc.	LaSalle Bank National Association	DE Sec. of State	4225196	8/10/2004	All personal property and fixtures
Energy Absorption Systems (AL) LLC	LaSalle Bank National Association	DE Sec. of State	4270065	9/27/2004	Purchase order with Nordson Corp. PO No. 20100-500220
Energy Absorption Systems (AL) LLC	LaSalle Bank National Association	DE Sec. of State	5013046	1/12/2005	Powder coating finishing system lease
Energy Absorption Systems, Inc. [NOTE this appears to be the wrong place to file]	Wells Fargo Financial Leasing, Inc.	AL Sec. of State	04-0951458	12/9/2004	Leased Savin copiers
Energy Absorption Systems, Inc. [NOTE this appears to be the wrong place to file]	CIT Technology Financing Services, Inc.	CA Sec. of State	421261140	7/28/2004	Leased Savin copier and office equipment
Energy Absorption Systems, Inc. [NOTE this appears to be the wrong place to file]	CIT Technology Financing Services, Inc.	CA Sec. of State	4701058779	12/31/2004	Leased Savin copier and office equipment
Nu-Metrics, Inc.	LaSalle Bank National Association	PA Dept. of State	20040856655	8/1/2004	Blanket lien
Nu-Metrics, Inc.	Dell Financial Services, L.P.	PA Dept. of State	2005052403591	5/24/2005	Computer equipment
Surface Systems, Inc.	LaSalle Bank National Association	MO Sec. of State	20040086977E	8/11/2004	Blanket lien
Surface Systems, Inc.	Sumner Group, Inc.	MO Sec. of State	20050033264G	4/1/2005	2 used IR5000S with ADF’s
U.S. Traffic Corporation	Telogy, Inc.	DE Sec. of State	3030356	2/4/2003	Lease of (undefined) goods

Debtor/Company	Secured Party/Creditor	Filing Office	File No.	File Date	Collateral
U.S. Traffic Corporation	Dell Financial Services, L.P.	DE Sec. of State	4220726	8/5/2004	Leased computer equipment
U.S. Traffic Corporation	Dell Financial Services, L.P.	DE Sec. of State	5222245	7/19/2005	Leased computer equipment
U.S. Traffic Corporation	Dell Financial Services, L.P.	DE Sec. of State	5234842	7/29/2005	Leased computer equipment

Schedule 1.1.4
Permitted Existing Contingent Obligations

A.	The following standby letters of credit were established with the lender:

	1.	$690,000 letter of credit in favor of Federal Insurance Company relating to worker’s compensation claims.

2.

$230,250 letter of credit in favor of the Secretariat of the Argentine Republic Government’s Ministry of Federal Planning, Public Investment and Services relating to the supply of a system of automatic traffic counters.

B.	The following standby letter of credit was in process with the lender to be issued in October:

	1.	$150,000 letter of credit in favor of U.S. Bank National Association relating to Quixote credit card payments.

Schedule 3.2

Transitional Letters of Credit

Amount	Bank of America LC#	Expiration	Beneficiary

$690,000	S541139	6/30/10	Federal Insurance Company

$230,250	03098755	12/31/09	Secretariat of the Argentine Republic Government’s Ministry of Federal Planning, Public Investment and Services

$150,000	In process		U.S. Bank National Association

Schedule 6.3
Conflicts; Governmental Consents

None

Schedule 6.7

Litigation

          In January, 2008 we were served in a lawsuit entitled Olga Mata, Individually as Representative of the Estate of Elpido Mata et al. vs. Energy Absorption Systems, Inc., Quixote Transportation Safety, Inc., William Brothers Construction, Keller Crash Cushions d/b/a Contractors Barricade Service, J.I.T. Distributing Inc. and Gustavo Reyes d/b/a Cerrito Trucking, State of Texas, District Court of Brazoria County, No. 44361. This case involves a tractor-trailer collision with a crash cushion. The plaintiffs allege various theories of liability against all defendants, including negligence, misrepresentations and breach of warranty. We have tendered the case to our insurance carrier and have answered the complaint. In September the judge granted our motion for summary judgment and Quixote Transportation Safety, Inc., Energy Absorption Systems, Inc. and Keller Crash Cushions (our distributor) are now dismissed on all causes of action. Plaintiff may appeal.

Schedule 6.8

Subsidiaries

6.8(i)	See attached chart of corporate structure
6.8(ii)	Note:	(1) Significant Domestic Incorporated Subsidiary
(2) Subsidiary Guarantor

Legal Corporate Name	Jurisdiction of Organization	Authorizes shares/ Issues & Outstanding	Owner of Shares

Quixote Transportation Safety, Inc. (1)(2)	Delaware	1,000 Common, $1.00 p.v.,	Quixote Corporation
1,000 shares outstanding

TranSafe Corporation (1)(2)	Delaware	1,000 Common,	Quixote
		$1.00 p.v.,	Transportation
		1,000 shares outstanding	Safety, Inc.

Energy Absorption	Delaware	1,500 Common,	Quixote
Absorption Systems, Inc. (1)(2)		$.01 p.v., 100,000 Series A	Transportation
		Preferred, n.p.v.,	Safety, Inc.
1,000 common shares
Outstanding

Surface Systems, Inc. (2)	Missouri	1,000 Common,	Quixote
		$.025 p.v.,	Transportation
		456,900 shares outstanding	Safety, Inc.

Legal		Authorizes shares/
Corporate	Jurisdiction of	Issues &	Owner
Name	Organization	Outstanding	of Shares

Highway Information	Delaware	1,000 Common,	TranSafe
Systems, Inc. (1)(2)		$1.00 p.v.,	Corporation
1,000 shares outstanding

Nu-Metrics, Inc. (2)	Pennsylvania	2,000,000 Common,	TranSafe
		$1.00 p.v.,	Corporation
366,233 shares outstanding

Quixote (Asia Pacific),	Delaware	1,000 Common,	Energy
Inc. (f/k/a Quixote		$1.00 p.v.	Absorption
Transportation Safety		1,000 shares outstanding	Systems, Inc.
(Asia Pacific), Inc.)

E-Tech Testing	Delaware	1,000 Common,	Energy
		$1.00 p.v.,	Absorption
		1,000 shares outstanding	Systems, Inc.

Energy Absorption	Delaware	1,000 Common,	Energy
Systems (Europe), Inc.		$1.00 p.v.,	Absorption
		1,000 shares outstanding	Systems, Inc.

Quixote Europe, Inc.	Delaware	1,000 Common,	Energy
(f/k/a Quixote		$1.00 p.v.,	Absorption
Transportation Safety		1,000 shares outstanding	Systems, Inc.
(Europe), Inc.)

Energy Absorption	Delaware	N/A	Energy
Systems (AL) LLC (1)(2)	limited liability		Absorption
	Corporation		Systems, Inc.
is the sole and
managing
member

Schedule 6.8(i)

QUIXOTE CORPORATION
10/13/09

QUIXOTE CORPORATION 36-2675371
QUIXOTE LATIN AMERICA, INC. 20-3623610
QUIXOTE TRANSPORTATION TECHNOLOGIES, INC. 20-1486035
QUIXOTE TRANSPORTATION SAFETY, INC. 36-4185064
QUIXOTE MIDDLE EAST/ AFRICA, INC. 20-3623728
Quixote Transportation Safety Mexico S. de R.L. de C.V. (co-owner is QTS)
Transafe Corporation 36-4356494
Energy Absorption Systems, Inc. 63-0940591
Quixote (Hong Kong) Limited
Quixote International Enterprises, LLC 20-5577732
Surface Systems, Inc. 43-0991956
Quixote Middle East LLC
Nu-Metrics, Inc. 25-1551667
Highway Information Systems, Inc. 36-4219270
Quixote Asia-Pacific, Inc. 43-1979280
Energy Absorption Systems (Europe) Inc. 36-4329453
Quixote Europe, Inc. 36-4374997
E-Tech Testing Services, Inc. 68-0362545
Energy Absorption Systems (AL) LLC 32-0025382
Quixote Beijing Co., Ltd

Schedule 6.9
ERISA

None

Schedule 6.17
Environmental Matters

6.17(A)(iii):
U.S. Traffic Corporation

1.

The soil beneath the premises leased by U.S. Traffic Corporation at 9601 and 9603 John Street, Santa Fe Springs, may have been impacted by methane gas from petroleum exploration activities in the Santa Fe Springs area. Under city ordinance, each landowner in the area has an obligation to periodically monitor methane levels on their property.

2.

An asbestos building survey conducted on the 9601 John Street facility on September 11, 1995, identified roofing penetration mastic as asbestos-containing material. The facility currently has an operating and maintenance plan in place to manage workers exposure to the material.

National Signal Inc. (merged in U.S. Traffic Corporation 12/31/2003)

1.

The soil and groundwater beneath the premises formerly leased by National Signal Inc. at 14657 Industry Circle, La Mirada, California had been impacted by a release of organic solvents by previous tenants. The lease agreement provided that NSI was not liable for any pre-existing environmental concerns at the property, and the lessor would be responsible for repairs needed at the facility to comply with any governmental requirements.

6.17(A)(iv):
Energy Absorption Systems, Inc.

1.

The EAS Rocklin facility generates a small amount of hazardous waste and stores the substances in an on-site collection area. Wastes, such as oils or ethylene glycol resulting from activities the test crashing facility, are collected into labeled drums which are then collected by a third-party contractor for off-site disposal.

For further information reference is made to the Phase I Environmental Site Assessment dated November 2004 prepared for LaSalle Bank National Association by Gaia Tech Inc.

2.

EAS previously occupied property located at 860 S. River Road in South Sacramento, California which had two underground storage tanks at the facility. The tanks were removed from the facility in 1989 by EAS after EAS vacated the property.

3.	The EAS Pell City facility site previously operated a heating oil underground storage tank (UST) used as fuel for a former boiler between 1977 and 1988 at which time the tank was removed.

4.

The EAS Pell City facility generates a small amount of hazardous waste and stores the substances in an on-site collection area. Wastes, such as water-based-paint residues, MEK and toluene, are collected into labeled drums which are then collected by a third-party contractor for off-site disposal. Similarly, used motor oil and non-hazardous coolants are collected into labeled drums and taken off-site by third-party contractors for disposal.

For more information concerning the Pell City facility, reference is made to the Phase I Environmental Site Assessment dated November 2004 prepared for LaSalle Bank National Association by Gaia Tech Inc. and the Limited Phase II Site Investigation dated February 2005 by Gaia Tech Inc.

Spin-Cast Plastics, Inc. (merged into Energy Absorption Systems, Inc.)

1.

The Spin-Cast Plastics former facility located at 3300 North Kenmore Street, South Bend, Indiana generated used oil, naphtha, waste paint and automotive fluids that were collected in an on-site collection area and then removed by a third party contractor for off-site disposal.

U.S. Traffic Corporation

1.

Prior to closure of the California manufacturing facility, wastes, such as used lubricant oils, grease-containing cloths, residual metal, solder flux, varnish and thinner mix, were collected in an on-site waste storage area and then are taken by a third-party contractor for off-site disposal.